UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): July 16, 2007

EPOCH HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY	10019
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code: 212-303-7200

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 16, 2007, Epoch Holding Corporation (the "Company") announced that William W. Priest, Chief Executive Officer, Timothy T. Taussig, Chief Operating Officer, J. Philip Clark, Executive Vice President, and David N. Pearl, Executive Vice President, have each established a stock trading plan in accordance with the guidelines of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policy regarding stock transactions by Company insiders. The transactions under this plan will be disclosed publicly through Form 4 and, if applicable, Form 144 filings with the Securities and Exchange Commission. A copy of the press release issued by the Company is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

99.1	Press Release dated July 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION

/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer

Date: July 16, 2007